EX-(14)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (File No. 811-03826) of :

(i) our report dated June 9, 2011, relating to the financial statements and financial highlights which appears in the April 30, 2011 Annual Report to Shareholders of Invesco U.S. Mid Cap Value Fund, one of the funds constituting AIM Sector Funds (Invesco Sector Funds), which is also incorporated by reference into the Registration Statement;

(ii) our report dated June 20, 2011, relating to the financial statements and financial highlights which appears in the April 30, 2011 Annual Report to Shareholders of Invesco Van Kampen American Value Fund, one of the funds constituting AIM Sector Funds (Invesco Sector Funds), which is also incorporated by reference into the Registration Statement;

We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into the Registration Statement.

                /s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Houston, Texas
December 2, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (File No. 811-01424) of :

(i)  our report dated December 22, 2010, relating to the financial statements and financial highlights which appear in the October 31, 2010 Annual Report to Shareholders of Invesco Capital Development Fund (formerly known as AIM Capital Development Fund), one of the funds constituting AIM Equity Funds (Invesco Equity Funds), which is also incorporated by reference into the Registration Statement;

(ii)  our report dated June 9, 2011, relating to the financial statements and financial highlights which appears in the April 30, 2011 Annual Report to Shareholders of Invesco Van Kampen Mid Cap Growth Fund (formerly known as Van Kampen Mid Cap Growth Fund), one of the funds constituting AIM Sector Funds (Invesco Sector Funds), which is also incorporated by reference into the Registration Statement;

We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers LLP
Houston, Texas
December 2, 2011